Exhibit 99.1

FOR IMMEDIATE RELEASE

Nicolet Bankshares, Inc. and Baylake Corp. to Merge

Combination Creates Premier Wisconsin Community Bank

GREEN BAY and STURGEON BAY, WI, September 8, 2015 – Nicolet Bankshares, Inc. (OTCQB: NCBS) (“Nicolet”) and Baylake Corp. (NASDAQ: BYLK) (“Baylake”) jointly announce the signing of a definitive merger agreement under which Nicolet and Baylake will merge to create the largest community bank north of Milwaukee.

Based on the financial results as of June 30, 2015, the combined company would have total assets of $2.2 billion, deposits of $1.8 billion and loans of $1.6 billion. The merger is expected to create the fourth largest bank headquartered in Wisconsin by deposit market share. The combined company will have an expanded geography with 41 branches in Northeast and Northcentral Wisconsin and the upper peninsula of Michigan.

Bob Atwell, Founding Chairman and CEO of Nicolet said, “By uniting two strong community banks, we will be able to leverage the strengths of each to create a real difference to our shareholders, customers and to the communities we serve.”

“We are extremely pleased to announce the combination of these two great Wisconsin community banks,” said Rob Cera, President and CEO of Baylake. “Our similar cultures, customer-first approach, service strengths and geographies make this a perfect fit.”

Mike Daniels, President and COO of Nicolet National Bank said, “We are really looking to drive growth and efficiency through the scale that we create. Individually we are good; together we are better. This will truly transform the landscape of community banking in Wisconsin.”

Transaction Information

In the merger, Baylake shareholders will receive a fixed ratio of 0.4517 shares of Nicolet common stock for each share of Baylake common stock. This implies a transaction value of $15.02 per share of Baylake stock or approximately $141 million in aggregate consideration based upon Nicolet’s closing price of $33.25 as of September 8, 2015.

In addition, Baylake expects to declare and pay a special cash dividend of $0.40 per share to Baylake shareholders prior to the closing of the merger.

The transaction is expected to be accretive to Nicolet’s earnings per share in 2016 and thereafter. Further, it is anticipated that the combined company’s pro forma capital ratios will exceed regulatory well-capitalized guidelines and its pro forma tangible common equity to tangible assets ratio will approximate 8% at closing.

Prior to the closing of the transaction, Nicolet plans to be listed on NASDAQ.

Leadership

The combined company’s leadership team will be comprised of executives from both organizations. Bob Atwell and Rob Cera will serve as co-Chairmen and CEOs of Nicolet Bankshares, Inc. Mike Daniels will serve as President and CEO of Nicolet National Bank. Additionally, the board of directors will be comprised of eight directors each from Nicolet and Baylake.

Brand and Headquarters

The combined company will operate under the Nicolet National Bank brand and the corporate headquarters will be in Green Bay, WI.

Approvals and Closing Date

The merger agreement has been unanimously approved by the board of directors of each company. The transaction is expected to close in the first half of 2016 and is subject to customary closing conditions, including approval by shareholders of each company and regulatory approvals.

Advisors

Sandler O’Neill + Partners L.P. served as Baylake’s financial advisor and provided a fairness opinion. Reinhart Boerner Van Deuren s.c. served as Baylake’s legal advisor.

Keefe, Bruyette& Woods, a Stifel Company provided a fairness opinion to Nicolet. Bryan Cave LLP served as Nicolet’s legal advisor.

About Nicolet Bankshares, Inc.
Nicolet Bankshares, Inc. is the bank holding company of Nicolet National Bank, a growing, full-service, community bank providing services ranging from commercial and consumer banking to wealth management and retirement plan services. Founded in Green Bay in 2000, Nicolet National Bank operates branches in Northeast and Central Wisconsin and the upper peninsula of Michigan. More information can be found at www.nicoletbank.com.

About Baylake Corp.
Baylake Corp. headquartered in Sturgeon Bay, Wisconsin, is the bank holding company for Baylake Bank. Through Baylake Bank, Baylake Corp. provides a variety of banking and financial services from 20 financial centers located throughout Northeast Wisconsin, in Brown, Door, Kewaunee, and Outagamie Counties. More information can be found at www.baylake.com.

Investor Conference Call
There will be an Investor conference call at 10:30 a.m. CST on Wednesday, September 9, 2015. The phone number is 1 (855) 451-4792. The PowerPoint presentation will be archived prior to the call at www.nicoletbank.com under Investor Relations and at www.baylake.com under Investor Relations.

Important Information for Investors
This communication relates to the proposed merger transaction involving Nicolet and Baylake. In connection with the proposed merger, Nicolet and Baylake will file a joint proxy statement/prospectus on Form S-4 and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NICOLET, BAYLAKE AND THE PROPOSED MERGER. When available, the joint proxy statement/prospectus will be delivered to shareholders of Nicolet and shareholders of Baylake. Investors may obtain copies of the joint proxy statement/prospectus and other relevant documents (as they become available) free of charge at the SEC’s website (www.sec.gov). Copies of the documents filed with the SEC by Nicolet will be available free of charge on Nicolet’s website at www.nicoletbank.com. Copies of the documents filed with the SEC by Baylake will be available free of charge on Baylake’s website at www.baylake.com

Nicolet, Baylake and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Nicolet and the shareholders of Baylake in connection with the proposed merger. Information about the directors and executive officers of Nicolet and Baylake will be included in the joint proxy statement/prospectus for the proposed transaction filed with the SEC. Information about the directors and executive officers of Nicolet is also included in its annual report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 9, 2015. Information about the directors and executive officers of Baylake is also included in the proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 24, 2015. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Forward-Looking Statements
Forward Looking Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995.
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which Congress passed in an effort to encourage companies to provide information about their anticipated future financial performance. This act protects a company from unwarranted litigation if actual results are different from management expectations. This report reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Nicolet and Baylake. These forward-looking statements are subject to a number of factors and uncertainties which could cause Nicolet’s, Baylake’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made and neither Nicolet nor Baylake assumes any duty to update forward-looking statements. There are a number of factors that could cause our actual results to differ materially from those projected in such forward-looking statements.
In addition to factors previously disclosed in Nicolet’s and Baylake’s reports filed with the SEC and those identified elsewhere in this report, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Nicolet and Baylake and between Nicolet National Bank and Baylake Bank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Nicolet’s and Baylake’s plans, objectives, expectations and intentions and other statements contained in this report that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Nicolet’s and Baylake’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Nicolet and Baylake may not integrate successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities and cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with integration of the two banks; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (7) Nicolet’s shareholders or Baylake’s shareholders may fail to approve the transaction; (8) reputational risks and the reaction of the companies’ customers to the transaction; (9) diversion of management time on merger related issues; (10) changes in asset quality and credit risk; (11) the cost and availability of capital; (12) customer acceptance of the combined company’s products and services; (13) customer borrowing, repayment, investment and deposit practices; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) severe catastrophic events in our geographic area; (17) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (18) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (19) the interest rate environment may compress margins and adversely affect net interest income; and (20) competition from other financial services companies in the companies’ markets could adversely affect operations. Additional factors that could cause Nicolet’s results to differ materially from those described in the forward-looking statements can be found in Nicolet’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). Additional factors that could cause Baylake’s results to differ materially from those described in the forward-looking statements can be found in Baylake’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Nicolet, Baylake or the proposed merger or other matters and attributable to Nicolet, Baylake or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Nicolet and Baylake do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Contact:

Investor Relations:

Baylake:	Rob Cera
CEO, Baylake Corp.
Phone: 920.743.5551
Email: robert.cera@baylake.com

Nicolet:	Bob Atwell or Mike Daniels
Bob – Chairman & CEO, Nicolet National Bank
Mike – President & COO, Nicolet National Bank
Phone: 920.430.1400
Email: batwell@nicoletbank.com or mdaniels@nicoletbank.com

Media:

Baylake:	Rob Cera
CEO, Baylake Corp.
Phone: 920.743.5551

Nicolet:	Jeff Gahnz
VP, Marketing & PR
Phone: 920.430.1400
Email: jgahnz@nicoletbank.com